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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-16455                 76-0655566
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


              1111 LOUISIANA STREET
                   HOUSTON, TEXAS                           77002
   (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Consolidated financial statements of Reliant Energy Retail Holdings, LLC, for the year ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the consolidated financial statements of Reliant Energy Retail Holdings, LLC, for the year ended December 31, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RELIANT RESOURCES, INC.
                                                    (Registrant)



Date: April 28, 2003                           By: /s/ Thomas C. Livengood
                                               ---------------------------
                                                   Thomas C. Livengood
                                                   Vice President and
                                                   Controller


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                                  EXHIBIT INDEX

Exhibit
Number   Exhibit Description
------   -------------------
99.1     Consolidated financial statements of Reliant Energy Retail Holdings,
         LLC, for the year ended December 31, 2002.